U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                      Original 8-K filed November 15, 2004

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 11, 2005



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                          0-29613                   66-0549380
----------------------           -------------------          ------------------
State of Incorporation           Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
-----------------------------------------            ------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number,(   210     )     764       -    8642
                               -----------  -------------    -------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 9.01   Financial Statements and Exhibits

         (a)  Financial Statements of the Business Acquired.
              ----------------------------------------------

         On November 1, 2004, through our subsidiary, Sonterra Energy Corporation, we entered into an Asset Purchase and Sale Agreement with Oneok Propane Distribution Company, a division of ONEOK Propane Company, a Delaware corporation. We purchased the assets of this division for Two Million ($2,000,000) with the effective date of October 1, 2004. The assets consist of propane distribution systems, including gas mains, yard lines, meters and storage tanks including all propane inventories contained therein, serving various residential subdivisions in the Austin, Texas area.

         The following are the consolidated audited financial statements for the year ending December 31, 2003 and the reviewed financial statements for the nine months ended September 30, 2004, for Oneok Propane Distribution Company.

                         ONEOK PROPANE DISTRIBUTION CO.


                      Audited/Reviewed Financial Statements


                          September 30, 2004 (Reviewed)
                           December 31, 2003 (Audited)

AKIN, DOHERTY, KLEIN & FEUGE, P.C.
Certified Public Accountants
ONEOK PROPANE DISTRIBUTION CO.
Table of Contents
September 30, 2004 and December 31, 2003



                                                                            Page
                                                                            ----
Audited/Reviewed Financial Statements

Report of Independent Accountants                                             1
Balance Sheets                                                                2
Statements of Operations                                                      3
Statements of Division Equity                                                 4
Statements of Cash Flows                                                      5
Notes to Audited/Reviewed Financial Statements                                6

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder
ONEOK Propane Distribution Co.
Corpus Christi, Texas

We have audited the balance sheet of ONEOK Propane Distribution Co. (the Company), a division of ONEOK Propane Company, itself wholly-owned by ONEOK Inc. as of December 31, 2003 and the accompanying statements of operations, division equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ONEOK Propane Distribution Co. as of December 31, 2003 and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

We have reviewed the accompanying balance sheet of ONEOK Propane Distribution Co. as of September 30, 2004, and the related statements of operations, division equity, and cash flows for the period of nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of ONEOK Propane Distribution Co.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with U. S. generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying 2004 financial statements in order for them to be in conformity with U. S. generally accepted accounting principles.




Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
December 23, 2004

ONEOK Propane Distribution Co.
Balance Sheets


                                                 September 30,     December 31,
                                                      2004             2003
                                                 -------------    -------------
                                                  (Reviewed)        (Audited)
ASSETS

Current Assets:
   Accounts receivable:
     Trade, net of allowance                     $      90,537    $      65,783
     Unbilled trade at period end                       50,545          126,877
   Inventory, propane in storage and port               76,414           91,618
   Other current assets                                 14,403            1,356
                                                 -------------    -------------
     Total current assets                              231,899          285,634

Property and Equipment:
   Tank and lines and other equipment                2,208,106        2,129,823
   Less accumulated depreciation and impairment       (499,320)        (104,358)
                                                 -------------    -------------
Net property and equipment                           1,708,786        2,025,465

Deferred Tax Assets                                    104,233           20,655
                                                 -------------    -------------


Total Assets                                     $   2,044,918    $   2,331,754
                                                 =============    =============

                                                  September 30,     December 31,
                                                       2004             2003
                                                  -------------    -------------
                                                    (Reviewed)       (Audited)
LIABILITIES AND DIVISION EQUITY

Current Liabilities:
   Accounts payable                               $      68,702    $      80,541
   Due to parent                                         67,315            8,344
   Other current liabilities                             11,197             --
                                                  -------------    -------------
Total current liabilities                               147,214           88,885

Division Equity                                       1,897,704        2,242,869
                                                  -------------    -------------









Total Liabilities and Division Equity             $   2,044,918    $   2,331,754
                                                  =============    =============















See report of independent accountants and notes to audited/reviewed financial statements.

ONEOK Propane Distribution Co.
Statements of Operations


                                                   Nine Months
                                                      Ended          Year Ended
                                                  September 30,     December 31,
                                                       2004             2003
                                                  -------------    -------------
                                                    (Reviewed)       (Audited)

Revenues from Propane Sales                       $     776,209    $     935,969
Other                                                    48,092           78,129
                                                  -------------    -------------
   Total revenues                                       824,301        1,014,098

Cost of propane reserves and other                      408,743          441,992
                                                  -------------    -------------
   Gross profit                                         415,558          572,106


Other Costs and Expenses:
   Operating and maintenance                            172,862          224,680
   General and administrative                           120,295          134,864
   Corporate overhead charges                           205,756           31,612
   Other costs and expenses                              57,279           72,574
   Depreciation                                          81,962          104,358
   Impairment                                           313,000             --
                                                  -------------    -------------
                                                        951,154          568,088
                                                  -------------    -------------

Net income (loss) before taxes                         (535,596)           4,018

Income tax expense (benefit)                           (190,431)           1,524
                                                  -------------    -------------


Net Income (Loss)                                 $    (345,165)   $       2,494
                                                  =============    =============










See report of independent accountants and notes to audited/reviewed financial statements.

ONEOK Propane Distribution Co.
Statements of Division Equity



Balance at January 1, 2003 (audited)                                $      --

   Contribution from parent (audited)                                 2,240,375
   Net income for the year (audited)                                      2,494
                                                                    -----------

Balance at December 31, 2003 (audited)                                2,242,869

   Net loss for the nine months (reviewed)                             (345,165)
                                                                    -----------


Balance at September 30, 2004 (reviewed)                            $ 1,897,704
                                                                    ===========













See report of independent accountants and notes to audited/reviewed financial statements.


ONEOK Propane Distribution Co.
Statements of Cash Flows


                                                          Nine Months
                                                             Ended          Year Ended
                                                         September 30,     December 31,
                                                              2004             2003
                                                         -------------    -------------
                                                           (Reviewed)       (Audited)
Operating Activities
   Net income (loss)                                     $    (345,165)   $       2,494
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Deferred taxes                                          (83,578)         (20,655)
       Depreciation                                             81,962          104,358
       Impairment                                              313,000             --
       Changes in operating assets and liabilities:
         Receivables                                            51,578          (11,010)
         Inventory                                              15,204          (91,618)
         Other current assets                                  (13,047)          (1,356)
         Accounts payable and accrual expenses                 (11,839)          80,541
         Other current liabilities                              11,197             --
                                                         -------------    -------------

Net Cash Provided by Operating Activities                       19,312           62,754

Investing Activities
   Purchases of property and equipment                         (78,283)         (71,098)
                                                         -------------    -------------
Net cash (used) by investing activities                        (78,283)         (71,098)

Financing Activities
   Due from parent                                              58,971            8,344
                                                         -------------    -------------
Net Cash Provided by Financing Activities                       58,971            8,344
                                                         -------------    -------------

Change in cash and cash equivalents                               --               --
Cash at beginning of year                                         --               --
                                                         -------------    -------------


Cash at End of Year                                      $        --      $        --
                                                         =============    =============




Supplemental Disclosure of Cash Flow Information
   Interest paid in cash                                 $        --      $        --
   Federal income taxes paid in cash                              --               --




See report of independent accountants and notes to audited/reviewed financial statements.

ONEOK Propane Distribution Co.
Notes to Financial Statements
September 30, 2004 (Reviewed) and December 31, 2003 (Audited)


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: ONEOK Propane Distribution Co. (the Division) was a division of ONEOK Propane Company, itself wholly-owned by ONEOK, Inc. (the Parent), headquartered in Tulsa, Oklahoma, through September 30, 2004. See Note B. The Division provides propane to approximately 950 retail customers located primarily in northwest Travis County (northwest Austin), Texas.

The Division generally places a propane storage tank near the neighborhood it serves, then runs transmission lines underground to each customer's (home) location. Each customer has a meter on their location and is billed monthly for the actual amount of propane used.

Cyclical Operation: The Company's gross revenues are significantly higher in the winter months. Most customers use propane for their heating source, but use electricity for air conditioning. Accordingly, the `average' billings are generally highest from December through March and lowest from June through September.

Revenue and Cost Recognition: Customers are billed monthly based on actual usage of propane. Cost of propane is the actual quantities used by customers, with cost determined on a first-in, first-out basis, plus shrinkage. Revenues and costs are estimated from the customers billing date to period end and reported as "unbilled" in the balance sheet.

Cash and Cash Equivalents: Cash and cash equivalents consist of demand deposits held by financial institutions. The Division generally maintains a $ -0- cash balance, with any cash requirements being borrowed daily from the Parent, and any cash excess being transferred to the Parent.

Accounts Receivable: Accounts receivable are reported at outstanding principal net of an allowance for doubtful accounts of $41,318 at September 30, 2004 and $58,203 at December 31, 2003. The Division does not charge interest on past due accounts. The allowance for doubtful accounts is generally determined based on an account-by-account review. Accounts are charged off when collection efforts have failed and the account is deemed uncollectible.

Property and Equipment: Property and equipment are stated on the basis of cost. Major renewals and betterments are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed. Depreciation is provided at amounts calculated to amortize the cost of the assets over their estimated useful economic lives (generally three to seven years for furniture, fixtures and equipment, and 30 to 40 years for buildings) using the straight-line and accelerated methods of depreciation. Management periodically reviews for impairment, and during the period ended September 30, 2004 an impairment charge of $313,000 was taken as a result of the proposed sale of assets. See note B.

Federal Income Taxes: The Division includes its operations in that of its parent for federal tax purposes. Federal income taxes have been estimated at the division level as if it were a separately reporting company.

Concentrations of Credit Risk: Financial instruments that potentially subject the Division to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivables. The Division places its temporary cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. On occasion, deposits may exceed the FDIC insured amount. Concentrations of credit risk with respect to trade receivables are limited due to the Division generally having a large number of smaller balances.

Advertising:   Advertising  costs  are  expensed  as  incurred,   and  were  not
significant in 2004 or 2003.

Use of Estimates:  The preparation of financial statements in conformity with U.
S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ONEOK Propane Distribution Co.
Notes to Financial Statements
September 30, 2004 (Reviewed) and December 31, 2003 (Audited)


NOTE B - ACQUISITIONS

Prior to 2003, the Division (previously known as Southern Union Company Propane) was owned and operated by Southern Union Company, headquartered in Austin, Texas. Effective January 1, 2003, ONEOK, Inc. purchased substantially all Texas assets of Southern Union Company, which included the propane assets in the Division. The Division being reported was renamed ONEOK Propane Distribution Co., and through September 30, 2004 was operated as a division of ONEOK Propane Company, a wholly-owned subsidiary of ONEOK, Inc. The purchase price from Southern Union Company by ONEOK, Inc. allocated to the Division assets acquired totaled $2,240,375, with $2,058,725 being allocated to property and equipment based on an independent 3rd party appraisal of such assets obtained by ONEOK, Inc. as of January 1, 2003.

Tidelands Oil & Gas Corporation, through its wholly owned subsidiary Sonterra Energy Corporation, purchased the assets of ONEOK Propane Distribution Co. from ONEOK Propane Company, a wholly-owned subsidiary of ONEOK, Inc. This transaction closed on November 1, 2004 with an effective date of October 1, 2004. It is anticipated the Division will retain substantially all of its current operations and seek growth in similar markets in Travis and surrounding counties in Texas.


NOTE C - PARENT COMPANY TRANSACATIONS

The Division has transactions with its Parent on a daily basis. Most of these transactions are related to the transfer of cash between the Division and the Parent, as the Division's operating cash is generally maintained at a $ -0-level. 100% of the Division's propane sales are with 3rd parties, and a substantial portion of other revenues are with 3rd parties.

The balance in "Due to Parent" at period end represents the net of these cash transfers, together with any amount due to or from the Parent for the current income tax impact related to the Division.


NOTE D - FEDERAL INCOME TAXES

A reconciliation of expected federal income taxes to actual total federal tax expense is as follows:


                                                  Nine Months
                                                     Ended          Year Ended
                                                 September 30,     December 31,
                                                      2004             2003
                                                 -------------    -------------

Income (loss) before taxes                       $    (535,596)   $       4,018
Expected corporate rates                                    34%              34%
                                                 -------------    -------------
   Total expected federal tax expense (benefit)       (182,103)           1,366

Adjustments and credits                                 (8,328)             158
                                                 -------------    -------------

Actual total federal tax expense (benefit)       $    (190,431)   $       1,524
                                                 =============    =============

ONEOK Propane Distribution Co.
Notes to Financial Statements
September 30, 2004 (Reviewed) and December 31, 2003 (Audited)


NOTE D - FEDERAL INCOME TAXES-continued

Actual federal income tax expense (benefit) consists of the following:


                                                  Nine Months
                                                     Ended          Year Ended
                                                 September 30,     December 31,
                                                      2004             2003
                                                 -------------    -------------

Current expense (benefit)                        $    (106,853)   $      22,179
Deferred expense (benefit)                             (83,578)         (20,655)
                                                 -------------    -------------

   Actual federal tax expense (benefit)          $    (190,431)   $       1,524
                                                 =============    =============


Current taxes due or receivable are included in the "due to parent" amount on the balance sheet at September 30, 2004 and December 31, 2003.


Deferred federal income tax assets and liabilities result from the following significant components:

                                                 September 30,     December 31,
                                                      2004             2003
                                                 -------------    -------------

Deferred tax assets
   Accounts receivable                           $      14,000    $      20,000
   Property and equipment                               93,596            4,700
                                                 -------------    -------------
     Gross deferred tax assets                         107,596           24,700

Deferred tax liabilities:
   Various items                                        (3,363)          (4,045)
                                                 -------------    -------------
     Gross deferred tax liabilities                     (3,363)          (4,045)
                                                 -------------    -------------


Net deferred tax asset (liability)               $    (104,233)   $      20,655
                                                 =============    =============


NOTE E - CONTINGENCIES

The Company is involved in certain litigation and disputes which management asserts are in the ordinary course of business. Tidelands Oil & Gas Corporation and Sonterra Energy Corporation have been indemnified against loss from this litigation and disputes through its acquisition agreement with ONEOK, Inc. Accordingly, no amounts have been accrued in these financial statements for any such litigation or disputes.

Management is not aware of any litigation or disputes arising since the effective date of the acquisition with respect to the operations of ONEOK Propane Distribution Co.

         (b)  Pro Forma Financial Information.
              --------------------------------

         The following unaudited proforma combined financial statements includes Tideland's financial information and proforma adjustments. The balance sheet has been presented as of September 30, 2004, reflects the acquisition of inventory and equipment assets of Oneok Propane Distribution Company.

The proforma financial statements have been prepared utilizing the historical financial statements of Oneok Propane Distribution Company and Tidelands Oil and Gas Corporation and should be read in conjunction with the separate historical periods present. The unaudited proforma balance sheet has been presented as of September 30, 2004. The unaudited proforma statements of operations have been presented for December 31, 2003, and September 30, 2004.

The proforma financial information is based on the purchase method of accounting. The proforma combined statements of operation assume the acquisition of inventory and equipment assets of Oneok Propane Distribution Company had occurred at the beginning of the period presented in the statements. All inter-company accounts and transactions have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future. The purpose of the proforma financial statements is to report the effect of the subsequent acquisitions and the effect upon the reporting history of the registrant. The proforma financial statement should be read in conjunction with audited financial statements and related notes for the companies.


    Tidelands Oil & Gas Corporation, Inc., and Oneok Propane Distribution Co.
                  Unaudited Proforma Consolidated Balance Sheet
                               September 30, 2004

                                                    Tidelands Oil      Oneok Propane          Proforma            Proforma
                                                     & Gas Corp.      Distribution Co.       Adjustments        Consolidated
                                                  ----------------    ----------------    ----------------    ----------------
ASSETS:
      Current Assets:
          Cash                                    $      1,284,241    $              0    $              0    $      1,284,241
          Cash - Restricted                              1,025,000                   0                   0           1,025,000
          Accounts Receivable
             Trade, Net of Allowance                         9,600              90,537             (90,537)              9,600
             Unbilled trade at Period End                        0              50,545             (50,545)                  0
             Other                                          30,290                   0              30,290
          Stock Subscription Receivable                  2,000,000                   0          (2,000,000)                  0
          Inventory                                              0              76,414                   0              76,414
          Other Current Assets                             144,891              14,403             (14,403)            144,891
                                                  ----------------    ----------------    ----------------    ----------------

             Total Current Assets                        4,494,022             231,899          (2,155,485)          2,570,436
                                                  ----------------    ----------------    ----------------    ----------------

      Property, Plant and Equipment (Net)                7,004,041           1,708,786                   0           8,712,827
                                                  ----------------    ----------------    ----------------    ----------------

      Other Assets:
          Goodwill                                         673,992                   0             214,800             888,792
          Deposits                                           4,108                   0                   0               4,108
          Deferred Charges                                 245,600             104,233            (104,233)            245,600
                                                  ----------------    ----------------    ----------------    ----------------

             Total Other Assets                            923,700             104,233             110,567           1,138,500
                                                  ----------------    ----------------    ----------------    ----------------

Total Assets                                      $     12,421,763    $      2,044,918    $     (2,044,918)   $     12,421,763
                                                  ================    ================    ================    ================

LIABILTIES, STOCKHOLDERS' EQUITY AND
   PARTNERSHIP CAPITAL:
      Current Liabilities:
          Accounts Payable and Accrued Expenses   $        388,563    $         68,702    $        (68,702)   $        388,563
          Due to Parent                                          0              67,315             (67,315)                  0
          Other Current Liabilities                              0              11,197             (11,197)                  0
          Current Maturities of Long-Term Debt             150,000                   0                   0             150,000
                                                  ----------------    ----------------    ----------------    ----------------

             Total Current Liabilities                     538,563             147,214            (147,214)            538,563
                                                  ----------------    ----------------    ----------------    ----------------


      Long-Term Debt                                     6,523,773                   0                   0           6,523,773
                                                  ----------------    ----------------    ----------------    ----------------

Total Liabilities                                        7,062,336             147,214            (147,214)          7,062,336
                                                  ----------------    ----------------    ----------------    ----------------

STOCKHOLDERS' EQUITY AND PARTNERSHIP CAPITAL:
Common Stock and Division Equity                            59,029           2,240,375          (2,240,375)             59,029

Additional Paid-in Capital                              21,557,478                   0                   0          21,557,478

Subscriptions Receivable                                  (550,000)                  0                   0            (550,000)

Accumulated (Deficit)                                  (15,707,080)           (342,671)            342,671         (15,707,080)
                                                  ----------------    ----------------    ----------------    ----------------

             Total Stockholders' Equity &
                Partnership Capital:                     5,359,427           1,897,704          (1,897,704)          5,359,427
                                                  ----------------    ----------------    ----------------    ----------------
TOTAL LIABILTIES, STOCKHOLDERS' EQUITY
      AND PARTNERSHIP CAPITAL                     $     12,421,763    $      2,044,918    $     (2,044,918)   $     12,421,763
                                                  ================    ================    ================    ================


SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


    Tidelands Oil & Gas Corporation, Inc., and Oneok Propane Distribution Co.
             Unaudited Proforma Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2004

                                                     Tidelands Oil       Oneok Propane         Proforma           Proforma
                                                     & Gas Corp.       Distribution Co.       Adjustments       Consolidated
                                                   ----------------    ----------------    ----------------   ----------------
Revenues:                                          $      1,332,560    $        824,301    $              0   $      2,156,861

Cost of Goods Sold                                        1,299,518             408,743                   0          1,708,261
                                                   ----------------    ----------------    ----------------   ----------------

      Gross Profit                                           33,042             415,558                   0            448,600
                                                   ----------------    ----------------    ----------------   ----------------

Other Costs and Expenses:
          Operating and Maintenance                          18,416             172,862                   0            191,278
          General and Administrative                      4,323,313             120,295                   0          4,443,608
          Corporate Overhead Charges                              0             205,756                   0            205,756
          Other Costs and Expenses                                0              57,279                   0             57,279
          Depreciation                                      136,529              81,962                   0            218,491
          Interest                                          149,418                   0                   0            149,418
          Officers and Directors Salaries & Fees            513,983                   0                   0            513,983
          Impairment                                              0             313,000                   0            313,000
                                                   ----------------    ----------------    ----------------   ----------------
                  Total Other Costs and Expenses          5,141,659             951,154                   0          6,092,813
                                                   ----------------    ----------------    ----------------   ----------------

Loss from Operations                                     (5,108,617)           (535,596)                  0         (5,644,213)
          Interest Income                                    16,740                   0                   0             16,740
                                                   ----------------    ----------------    ----------------   ----------------

Net Loss before Taxes                                    (5,091,877)           (535,596)                  0         (5,627,473)

Income Taxes ( Benefit)                                           0            (190,431)                  0           (190,431)
                                                   ----------------    ----------------    ----------------   ----------------

Net Loss                                           $     (5,091,877)   $       (345,165)   $           --     $     (5,437,042)
                                                   ================    ================    ================   ================

Net (Loss) Per Common Share:
      Basic                                                                                                   $          (0.10)
                                                                                                              ================

Weighted Average Number of Common Shares
      Outstanding, Basic                                                                                            51,926,974
                                                                                                              ================

Net (Loss) Per Common Share:
      Diluted                                                                                                 $          (0.09)
                                                                                                              ================

Weighted Average Number of Common Shares
      Outstanding, Diluted                                                                                          63,310,378
                                                                                                              ================



SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


    Tidelands Oil & Gas Corporation, Inc., and Oneok Propane Distribution Co.
             Unaudited Proforma Consolidated Statement of Operations
                      For the Year Ended December 31, 2003

                                                    Tidelands Oil       Oneok Propane        Proforma           Proforma
                                                     & Gas Corp.       Distribution Co.     Adjustments       Consolidated
                                                  ----------------    ----------------   ----------------   ----------------
Revenues:                                         $        178,856    $      1,014,098   $              0   $      1,192,954

Cost of Goods Sold                                               0             441,992                  0            441,992
                                                  ----------------    ----------------   ----------------   ----------------

     Gross Profit                                          178,856             572,106                  0            750,962
                                                  ----------------    ----------------   ----------------   ----------------

Other Costs and Expenses:
         Operating and Maintenance                          27,767             224,680                  0            252,447
         General and Administrative                      2,624,132             134,864                  0          2,758,996
         Corporate Overhead Charges                              0              31,612                  0             31,612
         Other Costs and Expenses                                0              72,574                  0             72,574
         Depreciation                                       43,006             104,358                  0            147,364
         Interest                                           53,163                   0                  0             53,163
         Officers and Directors Salaries & Fees            313,000                   0                  0            313,000
                                                  ----------------    ----------------   ----------------   ----------------
                 Total Other Costs and Expenses          3,061,068             568,088                  0          3,629,156
                                                  ----------------    ----------------   ----------------   ----------------

Income (Loss) From Operations                           (2,882,212)              4,018                  0         (2,878,194)
         Gain of Partial Sale of Subsidiary              1,533,731                   0                  0          1,533,731
                                                  ----------------    ----------------   ----------------   ----------------

Net Income / (Loss) Before Taxes                        (1,348,481)              4,018                  0         (1,344,463)
Income Taxes ( Benefit)                                          0               1,524                  0
                                                                                                                       1,524
                                                  ----------------    ----------------   ----------------   ----------------

Net Income / (Loss)                               $     (1,348,481)   $          2,494   $              0   $     (1,345,987)
                                                  ================    ================   ================   ================

Net (Loss) Per Common Share:
     Basic
         (Loss) from Operations                                                                             $          (0.07)
         Gain-Extraordinary Item                                                                                        0.04
                                                                                                            ----------------
                 Total                                                                                      $          (0.03)
                                                                                                            ================

Weighted Average Number of Common Shares
     Outstanding, Basic                                                                                           39,254,316
                                                                                                            ================

Net (Loss) Per Common Share:
     Diluted
         (Loss) from Operations                                                                             $          (0.06)
         Gain-Extraordinary Item                                                                                        0.03
                                                                                                            ----------------
                 Total                                                                                      $          (0.03)
                                                                                                            ================

Weighted Average Number of Common Shares
     Outstanding, Diluted                                                                                         44,764,219
                                                                                                            ================


SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

    Tidelands Oil & Gas Corporation, Inc., and Oneok Propane Distribution Co.
                           Notes to Unaudited Proforma
                        Consolidated Financial Statements

NOTE 1 - PROFORMA ADJUSTMENTS

Subsequent to September 30, 2004, Tidelands Oil & Gas Corporation, Inc., collected the $2,000,000 stock subscription receivable. These funds were utilized for the transaction to acquire the inventory and property and equipment assets of Oneok Propane Distribution Co. which was effective as of October 1, 2004, although closed in early November.

The Book Value of the assets acquired as of the effective date was as follows:

                 Inventory                $   76,414
                 Property and Equipment    1,708,786
                                          ----------
                                          $1,785,200
                 Add Goodwill                214,800
                                          ----------
                                 Total    $2,000,000
                                          ==========

All other assets, all liabilities, division capital and accumulated deficit of the Oneok Propane Distribution Co. were eliminated.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: January 11, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President